UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Pkwy. S., Suite 200

Houston, Texas 77042-3643

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on April 1, 2024, APA Corporation, a Delaware corporation (“APA”), completed its acquisition of Callon Petroleum Company, a Delaware corporation (“Callon”), pursuant to the Agreement and Plan of Merger, dated January 3, 2024, by and among APA, Astro Comet Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of APA (“Merger Sub”), and Callon. At the closing, Merger Sub merged with and into Callon, with Callon as the surviving entity (the “Merger”).

This Current Report on Form 8-K is being filed to provide the financial statements and pro forma financial information required by Rule 3-05 and Article 11 of Regulation S-X in connection with APA’s offering of securities in transactions registered under the Securities Act of 1933, as amended, or exempt from registration thereunder.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only, as required by Article 11 of Regulation S-X. It does not purport to represent the actual results of operations that APA and Callon would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited consolidated balance sheet of Callon as of March 31, 2024 and the related consolidated statements of operations, stockholders’ equity, and cash flows for the three months ended March 31, 2024 and 2023, and the notes related thereto, are filed as Exhibit 99.1 attached hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined statement of operations of APA for the nine months ended September 30, 2024, giving effect to the Merger as if it had been completed on January 1, 2023, and the notes related thereto, are filed as Exhibit 99.2 attached hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

*99.1	Unaudited consolidated balance sheet of Callon Petroleum Company as of March 31, 2024 and the related consolidated statements of operations, stockholders’ equity, and cash flows for the three months ended March 31, 2024 and 2023 and the related notes.

*99.2	Unaudited pro forma combined statement of operations of APA Corporation for the nine months ended September 30, 2024 giving effect to the Merger as if it had been completed on January 1, 2023, and the related notes.

*104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Indicates exhibits filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date: December 2, 2024	By:	/s/ Rebecca A. Hoyt
Rebecca A. Hoyt
Senior Vice President, Chief Accounting Officer, and Controller